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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                                  FORM 8-K/A

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               AMENDMENT NO. 1


                            CAYENNE SOFTWARE, INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)


       Massachusetts                0-19682                     04-2784044
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(State or other jurisdiction      (Commission                 (I.R.S. Employer
      of incorporation)           File Number)               Identification No.)

8 New England Executive Park, Burlington, MA                         01803
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code          (617) 273-9003
                                                   ----------------------------

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        The undersigned registrant hereby amends the following items, financial statements, exhibits or portions of its current report on Form 8-K (Date of
Report: July 18, 1996) as set forth on pages attached hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
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(a)     Financial Statements of Business Acquired
        -----------------------------------------

        Incorporated by reference to registrant's Registration Statement on Form S-4, File No. 333-6087, as amended.

(b)     Pro Forma Financial Information
        -------------------------------

        Incorporated by reference to registrant's Registration Statement on Form S-4, File No. 333-6087, as amended.

(c)     Exhibits
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2.1*    Agreement and Plan of Merger by and among the Company, Cadre
        Technologies Inc. and B.C. Acquisition Corp. dated as of March 25, 1996.









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*Incorporated by reference to registrant's Registration Statement on Form S-4,
File No. 333-6087, as amended



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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Cayenne Software Inc.



Dated: September 27, 1996       By: /s/ Frederick H. Phillips
                                    --------------------------------------------
                                    Frederick H. Phillips
                                    Vice President, Finance and Administration
                                    Treasurer and Chief Financial Officer
                                    (Principal Financial and Accounting Officer)



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